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                                                                  EXHIBIT 10.27

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               SECOND AMENDED AND RESTATED GUARANTY AGREEMENT

                         dated as of August 6, 2002

                                    Among

                               MAIL-WELL, INC.
                              ABP BOOKS, INC.
                           DISCOUNT LABELS, INC.
                            HILL GRAPHICS, INC.
                    MAIL-WELL COMMERCIAL PRINTING, INC.
                    MAIL-WELL GOVERNMENT PRINTING, INC.
                      MAIL-WELL MEXICO HOLDINGS, INC.
                          MAIL-WELL SERVICES, INC.
                         MAIL-WELL TEXAS FINANCE LP
                            MAIL-WELL WEST, INC.
                            MMTP HOLDINGS, INC.
                         NATIONAL GRAPHICS COMPANY
                         POSER BUSINESS FORMS, INC.
                             WISCO III, L.L.C.
                                                                     Guarantors
                           MAIL-WELL I CORPORATION
                                                                         Lessee
                          FLEET CAPITAL CORPORATION
                                                                          Agent
                             FLEET NATIONAL BANK
                        ORIX FINANCIAL SERVICES, INC.
                       U.S. BANK, NATIONAL ASSOCIATION

                                                   Trust Certificate Purchasers

                                    AND

             WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                             individually and as
               trustee under the Second Amended and Restated
                           Lessor Trust Agreement,
               dated as of August 6, 2002, as Lessor Trustee,

                                in respect of

                           MAIL-WELL I CORPORATION
                 Second Amended and Restated Equipment Lease
                         dated as of August 6, 2002

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                             TABLE OF CONTENTS

                                                                          Page

SECTION 1.   GUARANTEE.......................................................2

SECTION 2.   GENERAL PROVISIONS RELATING TO THE GUARANTEE....................3

SECTION 3.   SUBROGATION.....................................................5

SECTION 4.   BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES...............6
  Section 4.1. Books and Records.............................................6
  Section 4.2. Financial Information.........................................6
  Section 4.3. Notices to the Agent and the Certificate Holders..............8

SECTION 5.   AFFIRMATIVE AND NEGATIVE COVENANTS OF THE GUARANTY PARTIES......9
  Section 5.1. Taxes and Other Obligations..................................10
  Section 5.2. Legal Existence and Good Standing............................10
  Section 5.3. Compliance with Law and Agreements; Maintenance of Licenses..10
  Section 5.4. Mortgagee Waiver.............................................10
  Section 5.5. Tax Returns..................................................10
  Section 5.6. [not used]...................................................11
  Section 5.7. [not used]...................................................11
  Section 5.8. [not used]...................................................11
  Section 5.9.  Mergers, Consolidations or Sales............................11
  Section 5.10. Distributions; Restricted Investments.......................11
  Section 5.11. Transactions Affecting Obligations..........................11
  Section 5.12. Guaranties..................................................11
  Section 5.13. Debt........................................................12
  Section 5.14. Prepayment..................................................12
  Section 5.15. Transactions with Affiliates................................12
  Section 5.16. [not used]..................................................12
  Section 5.17. Business Conducted..........................................12
  Section 5.18. [not used]..................................................12
  Section 5.19. [not used]..................................................12
  Section 5.20. Additional Subsidiaries.....................................12
  Section 5.21. Fiscal Year.................................................12
  Section 5.22. Fixed Charge Coverage Ratio.................................12
  Section 5.23. Adjusted Tangible Net Worth.................................13
  Section 5.24. [not used]..................................................13
  Section 5.25. Further Assurances..........................................13

SECTION 6.   DEFINITIONS; ACCOUNTING PRINCIPLES.............................14
  Section 6.1.  Certain Defined Terms.......................................14
  Section 6.2.  Accounting Principles.......................................15

SECTION 7.   REPRESENTATIONS AND WARRANTIES OF GUARANTORS. .................16

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SECTION 8.   MISCELLANEOUS..................................................17
  Section 8.1.  Actions and Proceedings.....................................17
  Section 8.2.  Binding Effect..............................................18
  Section 8.3.  Waivers; Cumulative Effect..................................18
  Section 8.4.  Amendments; Waivers.........................................18
  Section 8.5.  Section Headings............................................19
  Section 8.6.  Severability................................................19
  Section 8.7.  Survival of Representations and Warranties..................19
  Section 8.8.  Notices.....................................................19
  Section 8.9.  Counterparts................................................19
  Section 8.10. Further Assurances..........................................20
  Section 8.11. Governing Law...............................................20

ATTACHMENTS TO AMENDED AND RESTATED GUARANTY AGREEMENT:

Exhibit A - Acknowledgment to Second Amended and Restated Guaranty Agreement from U.S. Subsidiaries

                                     ii


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               SECOND AMENDED AND RESTATED GUARANTY AGREEMENT

     THIS SECOND AMENDED AND RESTATED GUARANTY AGREEMENT (this "Agreement"), dated as of August 6, 2002, is among MAIL-WELL, INC., a Colorado corporation ("Mail-Well" or "Parent"), ABP BOOKS, INC., a Michigan corporation, DISCOUNT LABELS, INC., an Indiana corporation, HILL GRAPHICS, INC., a Texas corporation, MAIL-WELL COMMERCIAL PRINTING, INC., a Delaware corporation, MAILWELL GOVERNMENT PRINTING, INC., a Colorado corporation, MAIL-WELL MEXICO HOLDINGS, INC., a Colorado corporation, MAIL-WELL SERVICES, INC., a Colorado corporation, MAIL-WELL TEXAS FINANCE LP, a Texas limited partnership, MAIL-WELL WEST, INC., a Delaware corporation, MMTP HOLDINGS, INC., a Colorado corporation, NATIONAL GRAPHICS COMPANY, a Colorado corporation, POSER BUSINESS FORMS, INC., a Delaware corporation, WISCO III, L.L.C., a Delaware limited liability company (Mail-Well and the foregoing entities collectively, together with any Subsidiary of the Lessee which becomes a party hereto pursuant to Section 20.1 of the Lease, the "Guarantors"); MAIL-WELL I CORPORATION, a Delaware corporation (the "Lessee"); FLEET CAPITAL CORPORATION, a Rhode Island corporation, as agent for the Trust Certificate Purchasers (the "Agent"); FLEET NATIONAL BANK, a national banking association, ORIX FINANCIAL SERVICES, INC., a New York corporation, and U.S. BANK, NATIONAL ASSOCIATION, a national banking association (the "Trust Certificate Purchasers"); and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, in its individual capacity and as trustee (in such capacity, the "Lessor Trustee") under the Second Amended and Restated Lessor Trust Agreement dated as of August 6, 2002 between it and the Trust Certificate Purchasers.

                                 RECITALS:

     WHEREAS, except as provided in Section 6.1 hereof and unless otherwise defined herein, all capitalized terms used in this Agreement shall have the respective meanings assigned thereto in Annex I to the Second Amended and Restated Participation Agreement, dated as of August 6, 2002 (the "Participation Agreement"), among the Lessee, the Lessor Trustee and the Trust Certificate Purchasers;

     WHEREAS, the Lessee entered into the Original Participation Agreement with the Original Lessor Trustee and the Original Certificate Purchasers, providing for the synthetic lease financing of the portion of the Equipment which was leased to the Lessee pursuant to the Original Equipment Lease;

     WHEREAS, pursuant to the Original Guaranty Agreement, the Existing Guarantors jointly and severally guaranteed, among other things, the obligations of the Lessee under the Original Participation Agreement and the Original Equipment Lease in favor of the Original Lessor Trustee, individually, as lessor under the Original Equipment Lease and for the benefit of the Original Certificate Holders;

     WHEREAS, the Original Lessor Trust Agreement has been amended by the Amended and Restated Trust Agreement, the Original Equipment Lease has been amended by the Amended and Restated Equipment Lease, the Original
Participation Agreement has been amended by the Amended and Restated Participation Agreement and the Original Guaranty Agreement has been amended by the Amended and Restated and Guaranty Agreement.


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     WHEREAS, the Lessee, the Lessor Trustee and the Trust Certificate
Purchasers now desire to refinance the Equipment and the Existing Trust Certificates and, in connection therewith, amend and restate the Amended and Restated Participation Agreement, the Amended and Restated Equipment Lease and the Amended and Restated Trust Agreement;

     WHEREAS, (a) the Lessee is a Wholly-Owned Subsidiary of Mail-Well and
(b) the Guarantors other than Mail-Well are all direct or indirect Wholly-Owned Subsidiaries of the Lessee, and (c) Mail-Well and such Subsidiaries of the Lessee will benefit from the refinancing of the Equipment and the lease by the Lessee of the Equipment pursuant to the Lease;

     WHEREAS, the parties hereto now desire to amend and restate the Amended and Restated Guaranty Agreement to provide for the joint and several guarantee by the Guarantors of, among other things, the obligations of the Lessee under the Operative Agreements in favor of the other parties thereto, and to make certain other changes as set forth herein; and

     WHEREAS, the Guarantors are entering into this Agreement for such purpose and in order to induce each of the other parties thereto to enter into and to perform its obligations under each of the other Operative Agreements to which it is a party.

     NOW, THEREFORE, each of the Guarantors, jointly and severally, the Lessee, the Agent, the Trust Certificate Purchasers and the Lessor Trustee hereby agree that the Amended and Restated Guaranty Agreement shall be amended and restated in its entirety as follows.

SECTION 1. GUARANTEE.

     Each Guarantor, jointly and severally, does hereby unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, the following:

          (a) to each Person entitled to the payment thereof under the terms of the respective Operative Agreements, the full and prompt payment when due of each and every payment due from the Lessee to such Person pursuant to the Operative Agreements, including, but not limited to, amounts due pursuant to Section 18.4 of the Lease, Periodic Rent, Stipulated Loss Value, Lease Balance, Purchase Price and all other amounts of Supplemental Rent payable under the Lease;

          (b) to each Person entitled thereto under the terms of the respective Operative Agreements, the full and prompt performance and observance by the Lessee of each and all other covenants and agreements not described in clause (a) above required to be performed or observed by the Lessee under the terms of the Operative Agreements; and

          (c) the payment in Dollars, upon demand by the Lessor Trustee, the Agent or any Certificate Holder of all costs and expenses (including, reasonable attorneys' fees), as shall have been reasonably expended or incurred in the seizure, rental or sale of the Equipment, or any part thereof, as a result of an Event of Default or in the protection or enforcement of any right, privilege or liability of the Lessor Trustee, the Agent or any Certificate Holder under the Operative Agreements or any action in connection therewith.

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SECTION 2. GENERAL PROVISIONS RELATING TO THE GUARANTEE.

          (a) Each and every default in any payment or performance of any obligation of the Lessee under the Operative Agreements shall give rise to a separate claim and cause of action hereunder, and separate claims or suits may be made and brought, as the case may be, hereunder for each such default.

          (b) This Agreement shall be a continuing, absolute and unconditional guaranty of payment and performance and not of collection and shall remain in full force and effect until each and all of the obligations of the Lessee guaranteed hereunder shall have been fully, satisfactorily and indefeasibly discharged in accordance with the terms and provisions of the Operative Agreements and until each Guarantor shall have fully, satisfactorily and indefeasibly discharged all of its obligations under this Agreement.

          (c) This Agreement and the liability of each Guarantor hereunder shall remain in full force and effect irrespective of and shall in no way be affected or impaired by (and no notice to any Guarantor shall be required in respect of):

               (i) the illegality, invalidity, irregularity or unenforceability of the Operative Agreements, or any of them, or of any assignment, amendment, modification or termination of the Operative Agreements, or any of them, or any subleasing or further subleasing of the Equipment, any compromise, waiver, settlement, release, renewal, extension, indulgence, amendment, addition, deletion, change in, modification of, or release of any security for, any of the obligations and liabilities of the Lessee under the Operative Agreements, or any of them, or any redelivery, repossession, sale, transfer or other disposition, surrender or destruction of the Equipment, in whole or part;

               (ii) the transfer, assignment, subletting or mortgaging or the purported transfer, assignment, subletting or mortgaging of all or any part of the interest of the Lessor Trustee, any Certificate Holder or the Lessee in the Equipment;

               (iii) any failure of title with respect to the Lessor Trustee's, any Certificate Holder's or the Lessee's interest in the Equipment;

               (iv) any failure, neglect or omission on the part of the Lessor Trustee, the Agent, any Certificate Holder or any other Person to give any Guarantor notice of the occurrence of any default, Default or Event of Default by the Lessee under the Operative Agreements, or any of them, or to realize upon any obligations or liabilities of the Lessee, or to obtain any insurance on the Equipment, or to establish or maintain the priority or perfection of any interest in the Equipment or any other property included in the Lessor Trust Estate;

               (v) any defect in the compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of the Equipment or any portion thereof by the Lessee or any other Person for any reason whatsoever (including, without limitation, any governmental prohibition or restriction, condemnation, requisition,

                                     3


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          seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy, including without limitation terrorists and criminals) regardless of the duration thereof (even though such duration would otherwise constitute a frustration of purpose of the Lease), whether or not with fault on the part of the Lessee, the Lessor Trustee, the Agent, any Certificate Holder or any other Person;

               (vi) any merger or consolidation of the Lessee or any Guarantor into or with any other Person or any sale, lease or transfer of any of the assets of the Lessee or any Guarantor to any other Person;

               (vii) any change in the ownership of any shares of Capital Stock of any Guarantor or the Lessee; or

               (viii) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against any Guarantor.

          (d) The obligation and liability of each Guarantor hereunder shall not be impaired, diminished, abated or otherwise affected (i) by any setoff, counterclaim or defense that the Lessee or such Guarantor or any other Person may have or claim to have, at any time or from time to time, or (ii) by the commencement by or against the Lessee or such Guarantor or any other Person of any proceedings under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or other similar laws.

          (e) No Guarantor shall be entitled to, and each Guarantor does hereby waive, to the fullest extent permitted by Applicable Law, every defense available to guarantors, sureties and other secondary parties at law or in equity. Without limiting the generality of the foregoing, each Guarantor hereby waives notice of acceptance of this Agreement and of the nonperformance by the Lessee, diligence, presentment, protest, dishonor, demand for payment from the Lessee, or any other Person, notice of nonpayment or failure to perform on the part of the Lessee and all other notices whatsoever. The guarantee hereunder is a guarantee of payment, performance and compliance and not of collectibility. In order to hold any Guarantor liable hereunder, there shall be no obligation on the part of the Lessor Trustee or any Certificate Holder at any time to demand or resort for payment or performance to the Lessee, to any Guarantor or to any other Person, its properties or assets or to any security, property or other rights or remedies whatsoever, nor shall there be any requirement that the Lessee or any other Person be joined as a party to any proceeding for the enforcement of any provision of this Agreement, and the Lessor Trustee, the Agent, each Certificate Holder, and each other Person entitled to receive payments or the benefit of performance guaranteed hereunder shall have the right to enforce this Agreement irrespective of whether or not legal proceedings or other enforcement efforts against the Lessee are pending, seeking resort to or realization upon or from any of the foregoing. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be

                                     4


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     had hereunder as and when, from time to time, the Lessee shall default under the terms of the Operative Agreements, and that, notwithstanding recovery hereunder for or in respect of any such default, this Agreement shall remain in force and effect and shall apply to each and every subsequent default. Each Guarantor further agrees that, without limiting the generality of this Agreement, if any Event of Default shall have occurred and be continuing and the Lessor Trustee (or any assignee thereof) or the Agent is prevented by Applicable Law from exercising its remedies under Section 16.2 of the Lease, the Lessor Trustee (or any assignee thereof) or the Agent shall be entitled to receive hereunder from any Guarantor, upon demand therefor, the sums which would have otherwise been due from the Lessee had such remedies been exercised.
     So long as the Lessee shall not have fully paid, performed or discharged all of its obligations under the Operative Agreements, any claim which any Guarantor shall have against the Lessee or any other Person by reason of any payment to the Lessor Trustee, the Agent, any Certificate Holder or any other Person pursuant to this Agreement shall not be asserted or enforced or collected as against, from or to the detriment of the Lessee (including without limitation, any liquidator, trustee in bankruptcy, assignee for the benefit of creditors or receiver of property or assets of the Lessee), the Lessor Trustee, the Agent, any Certificate Holder or such Person in any action, suit or proceeding.

          (f) No act or omission of any kind or at any time on the part of the Lessor Trustee, the Agent, any Certificate Holder or any other Person in respect of any matter whatsoever including, without limitation, any omission in performance of their respective obligations under the Operative Agreements, shall in any way affect or impair the guarantee hereunder, save for an express written waiver or variation of its terms, which shall be effective only with respect to the Person granting the same and its successors and assigns.

          (g) The guarantee hereunder shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the obligations hereunder or under the Operative Agreements is rescinded or must otherwise be restored or returned by the Lessor Trustee, the Agent or any Certificate Holder upon or in connection with the insolvency, bankruptcy or reorganization of the Lessee, or otherwise, all as though such payment had not been made.

          (h) If any Guarantor fails to pay any amount hereunder when due, such Guarantor shall pay interest, on demand, on such amount at the Late Rate, to the Person entitled thereto. Each Guarantor, jointly and severally, further agrees to pay to any party hereto any and all reasonable out-of-pocket costs and expenses, including legal fees and expenses and court costs, incurred by such party in connection with enforcing its rights under this Agreement.

SECTION 3. SUBROGATION.

     No Guarantor may enforce any of its rights hereunder, whether by way of subrogation or otherwise, until all amounts due from the Lessee under the Operative Agreements shall have been paid in full to the parties entitled thereto. Each Guarantor agrees (a) not to take any action to hinder or delay the exercise of any right or remedy granted under the Operative Agreements or

                                     5


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any Applicable Law to the Lessor Trustee or the Agent in respect of the
Equipment, any other property included in the Lessor Trust Estate or the guarantee hereunder or granted to the Lessor Trustee, the Agent or any Certificate Holder under the Operative Agreements or the guarantee hereunder, and (b) not to exercise or pursue any rights, remedies, powers, privileges or benefits of any kind hereunder (whether available to such Guarantor hereunder or at law or in equity) until such time as all obligations owing from the Lessee under the Operative Agreements have been paid in full to the Persons entitled thereto.

SECTION 4. BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.

     So long as any Trust Certificate or other Obligation guaranteed under this Agreement shall remain unpaid or unsatisfied, unless the Majority Certificate Holders waive compliance in writing:

     Section 4.1. Books and Records. Parent shall, and shall cause each of its Subsidiaries to, maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section
                                                                  -------
4.2(a). Parent shall, and shall cause each of its Subsidiaries to, by means
------
of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. Parent shall, and shall cause each of its Subsidiaries to maintain at all times books and records pertaining to the Equipment and the Additional Collateral in such detail, form and scope as the Agent or any Certificate Holder shall reasonably require.

     Section 4.2. Financial Information. Parent shall, and shall cause each of its Subsidiaries to promptly furnish to the Agent and each Certificate Holder, all such financial information as the Agent shall reasonably request. Without limiting the foregoing, Parent and its Subsidiaries will furnish to the Agent and each Certificate Holder, in such detail as the Agent or the Certificate Holders shall request, the following:

          (a) As soon as available, but in any event not later than 90 days after the close of each Fiscal Year, consolidated and consolidating (by business segment) audited balance sheets, income statements, cash flow statements and changes in stockholders' equity for Parent and its consolidated Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the immediately preceding Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Parent and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared (except for consolidating statements) in accordance with GAAP. Such Financial Statements shall be examined in accordance with generally accepted auditing standards by and accompanied by a report thereon unqualified in any respect of independent certified public accountants of nationally recognized standing selected by Parent and reasonably satisfactory to the Agent. Parent and its Subsidiaries hereby authorize the Agent to communicate directly with their certified public accountants with the approval of, or in the presence of, a Responsible Officer of Parent, and, by this provision, authorize those accountants to disclose to the Agent with the approval of, or in the presence of, a Responsible Officer of

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Parent, any and all Financial Statements and other supporting financial documents and schedules relating to Parent and its Subsidiaries and to discuss directly with the Agent with the approval of, or in the presence of, a Responsible Officer of Parent, the finances and affairs of Parent and its Subsidiaries.

          (b) As soon as available, but in any event not later than 30 days after the end of each fiscal quarter of each Fiscal Year, consolidated and consolidating (by business segment) unaudited balance sheets of Parent and its consolidated Subsidiaries as at the end of such quarter, and consolidated and consolidating (by business segment) unaudited income statements and cash flow statements for Parent and its consolidated Subsidiaries for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, all in reasonable detail, fairly presenting the financial position and results of operations of Parent and its consolidated Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and in the forecast of Parent and its Subsidiaries delivered pursuant to Section 4.2(e), and
                                                       --------------
     prepared (except for consolidating statements) in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 4.2(a). Parent shall certify by a
                              --------------
     certificate signed by a Responsible Officer that all such statements have been prepared (except for consolidating statements) in accordance with GAAP and present fairly the financial position of Parent and its Subsidiaries as at the dates thereof and its results of operations for the periods then ended, subject to the absence of notes and normal year-end adjustments.

          (c) With each of the audited Financial Statements delivered pursuant to Section 4.2(a), a certificate of the independent certified
                 --------------
     public accountants that examined such Financial Statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default (as such terms are defined in the Credit Agreement) with respect to a financial covenant, except for those, if any, described in reasonable detail in such certificate.

          (d) With each of the annual audited Financial Statements delivered pursuant to Section 4.2(a), and within 30 days after the end of each month,
                 --------------
     a certificate of a Responsible Officer of Parent setting forth in reasonable detail the calculations required to establish that Parent and its Subsidiaries were in compliance with the covenants set forth in Sections 5.22 and 5.23 during the period covered (excluding the
     -------------     ----
     comparable prior period) in such Financial Statements and as at the end thereof. Within 30 days after the end of each month, a certificate of a Responsible Officer of Parent stating that, except as explained in reasonable detail in such certificate, (i) all of the representations and warranties of the Lessee and the Guarantors contained in this Agreement and the other Operative Agreements are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (ii) the Lessee and the Guarantors are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Operative Agreements, (iii) no Default or Event of Default then exists or existed during the period covered by the Financial Statements for such month,
     (iv) describing and analyzing in reasonable detail all material trends, changes, and

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     developments in such Financial Statements; and (v) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements, which explanations, descriptions, and analysis to be given pursuant to Sections 4.2(d)(iv) or (v) shall be in form and
                          -------------------    ---
     substance similar to the discussion appearing in the "Management's Discussion and Analysis of Financial Condition and Results of
     Operation" sections of either Parent's Annual Report on Form 10-K or Parent's Quarterly Report on Form 10-Q. If any such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Lessee and the Guarantors have taken or propose to take with respect thereto.

          (e) No more than 60 days and not less than 15 days prior to the beginning of each Fiscal Year, annual forecasts (to include forecasted consolidated and consolidating (by business segment) balance sheets, income statements and cash flow statements) for Parent and its Subsidiaries as at the end of and for each quarter of such Fiscal Year.

          (f)  [not used]

          (g) Promptly upon the filing thereof, copies of all reports, if any, or other documents filed by Parent or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by Parent or any of its Subsidiaries to or from the holders of any equity interests of Parent (other than routine non-material correspondence sent by shareholders of Parent to Parent) or any such Subsidiary or of any Debt of Parent or any of its Subsidiaries registered under the Securities
     Act of 1933 or to or from the trustee under any indenture under which the same is issued.

          (h) As soon as available, but in any event not later than 15 days after the Lessee's or any Guarantor's receipt thereof, a copy of all management reports and management letters prepared for such Person by any independent certified public accountants.

          (i) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which Parent makes available to its shareholders.

          (j)  [not used]

          (k)  [not used]

          (l) Such additional information as the Agent and/or any Certificate Holder may from time to time reasonably request regarding the financial and business affairs of Parent or any Subsidiary thereof.

     Section 4.3. Notices to the Agent and the Certificate Holders. The Lessee and each Guarantor shall notify the Agent and the Certificate Holders in writing of the following matters at the following times:

          (a) Immediately after becoming aware of any Default or Event of Default;

          (b) Immediately after becoming aware of the assertion by the holder of any Capital Stock of Parent or of any of its Subsidiaries or the holder of any Debt of Parent or any such Subsidiary in a face amount in excess of $1,000,000 that a default exists with respect thereto or that Parent or such Subsidiary is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance;

          (c) Immediately after becoming aware of any event or circumstance which could reasonably be expected to have a Material Adverse Effect;

          (d)  [not used]

          (e)  [not used]

          (f)  [not used]

          (g)  [not used]

          (h)  [not used]

          (i)  [not used]

          (j) (i) At least 10 Business Days' prior written notice of any change in the Lessee's or any Guarantor's name as it appears in the state of its incorporation or other organization, state of incorporation or organization, type of entity, organizational identification number, or form of organization, trade names under which it will sell inventory or create accounts, or to which instruments in payment of accounts may be made payable, and (ii) written notice, concurrent with such change, of any change in the location of any Item of Equipment or;

          (k) Within 10 Business Days after Parent or any of its ERISA Affiliates knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code
     (and which could reasonably be expected to result in liability of one or more Guaranty Parties in excess of $500,000)) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto.

     Each notice given under this Section 4.3 shall describe the subject
                                  -----------
matter thereof in reasonable detail, and shall set forth the action that Parent or any of its Subsidiaries, or any of their ERISA Affiliates, as applicable, has taken or proposes to take with respect thereto.

SECTION 5. AFFIRMATIVE AND NEGATIVE COVENANTS OF THE GUARANTY PARTIES.

     The Lessee and each Guarantor covenants to the Agent and each Certificate Holder that so long as any of the Obligations remain outstanding or this Agreement is in effect:

     Section 5.1. Taxes and Other Obligations. Parent shall, and shall cause each of its Subsidiaries to, (a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Certificate Holders, upon request, satisfactory evidence of its timely compliance with the foregoing; (c) pay when due all Debt owed by it; and (d) pay when due all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, neither Parent nor any of its Subsidiaries need pay
    --------  -------
any tax, fee, assessment, or governmental charge under clause (b) above, or
                                                       ----------
pay any claim or indebtedness under clause (d) above (i) that it is
                                    ----------
contesting in good faith by appropriate proceedings diligently pursued, (ii) for which Parent or such Subsidiary, as the case may be, has established proper reserves as required under GAAP, (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted Lien), and
(iv) with respect to any such taxes, fees, assessments, charges, claims, or indebtedness in an amount greater than $500,000, so long as Parent has notified the Agent thereof in writing.

     Section 5.2. Legal Existence and Good Standing. Parent shall, and shall cause each of its Subsidiaries to, maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

     Section 5.3. Compliance with Law and Agreements; Maintenance of Licenses. Parent shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the federal Fair Labor Standards Act and all Environmental Laws). Parent shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. Parent shall not, nor shall any of its Subsidiaries, modify, amend or alter its articles of incorporation or certificate of formation, or its bylaws or limited liability company operating agreement, as applicable, other than in a manner which does not adversely affect the rights of the Certificate Holders or the Agent.

     Section 5.4. Mortgagee Waiver. Lessee shall (a) cause to be delivered to the Agent within 60 days after the Closing Date either a mortgagee waiver covering the Items of Equipment located at 4444 N. Detroit Avenue, Toledo, Ohio, or cause an opinion of reputable outside counsel licensed to practice in Ohio, in form and substance satisfactory to the Agent, that the Items of Equipment located at that site are not fixtures under local law, or (b) substitute for those Items of Equipment within 120 days after the Closing Date Replacement Equipment in accordance with Section 15.1 of the Lease.

     Section 5.5. Tax Returns. Lessee agrees to prepare such tax returns, reports or filings as shall be required of the Lessor Trust Estate by federal law or the laws of the State of Utah. It is the intent of the parties hereto that the Trust Certificates be indebtedness of the Lessee for federal income tax purposes and Lessee shall prepare all such returns, reports and filings required under federal tax law in a manner consistent with such intent.

     Section 5.6. [not used]

     Section 5.7. [not used]

     Section 5.8. [not used]

     Section 5.9. Mergers, Consolidations or Sales. Neither Parent nor any of its Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or consummate any transaction that results in a change in the beneficial ownership of 35% or more of Parent's Capital Stock (other than an issuance of Capital Stock in exchange for cash in which no single investor or group of investors acting in concert will become the beneficial owner(s) of more than 50% of Parent's Capital Stock), or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except:

          (a)  Permitted Dispositions;

          (b) with concurrent notice to the Agent, any Subsidiary of Parent may merge with, or sell all or substantially all of its assets to, Parent or any other Subsidiary of Parent, provided, the Agent's, the Lessor
                                        --------
     Trustee's and the Certificate Holders' rights, remedies and other interests under the Operative Agreements shall remain unimpaired, and the surviving Person shall enter into any documentation reasonably requested by the Agent to evidence the continuing liability of such Person for any obligations of the disappearing Subsidiary to the Lessor Trustee, the Agent and the Certificate Holders; and

          (c)  [not used]

          (d)  [not used]

          (e) any Permitted Acquisition which is consummated as a merger or consolidation.

          Section 5.10. Distributions; Restricted Investments. Neither Parent nor any of its Subsidiaries shall:

          (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except as permitted by the Credit Agreement; or

          (b) make any Restricted Investment, except as permitted by the Credit Agreement.

     Section 5.11. Transactions Affecting Obligations. Neither Parent nor any of its Subsidiaries shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect.

     Section 5.12. Guaranties. Neither Parent nor any of its Subsidiaries shall make, issue, or become liable on any Guaranty, except:

          (a)  as permitted by the Operative Agreements; or

          (b)  as permitted by the Credit Agreement.

     Section 5.13. Debt. Neither Parent nor any of its Subsidiaries shall incur or maintain any Debt, except:

          (a)  as permitted by the Operative Agreements; or

          (b)  as permitted by the Credit Agreement.

     Section 5.14. Prepayment. Neither Parent nor any of its Subsidiaries shall voluntarily prepay any Debt, except:

          (a)  as permitted by the Operative Agreements; or

          (b)  as permitted by the Credit Agreement.

     Section 5.15. Transactions with Affiliates. Except as permitted by the Operative Agreements or by the Credit Agreement, neither Parent nor any of its Subsidiaries shall sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate.

     Section 5.16. [not used]

     Section 5.17. Business Conducted. Parent shall not and shall not permit any of its Subsidiaries to, engage directly or indirectly, in any line of business other than the businesses in which it is engaged on the Credit Agreement Closing Date, or any substantially similar or ancillary line of business.

     Section 5.18. [not used]

     Section 5.19. [not used]

     Section 5.20. Additional Subsidiaries. Parent shall not, directly or indirectly, organize, create, acquire or permit to exist any direct or indirect Subsidiary other than as permitted by the Credit Agreement.

     Section 5.21. Fiscal Year. Parent shall not change its Fiscal Year, and shall not permit any of its Subsidiaries to have a fiscal year different from Parent's.

     Section 5.22. Fixed Charge Coverage Ratio. Parent will maintain a Fixed Charge Coverage Ratio for each period of four consecutive fiscal quarters ended on the last day of each fiscal quarter set forth below (or with respect to the fiscal quarters ending on or before June 28,

2003, the period commencing on the first day of the fiscal quarter ending September 28, 2002, and ending on the last day of such fiscal quarter) of at least the ratio set forth below opposite each such fiscal quarter:

           Fiscal Quarter Ending           Minimum Fixed Charge Coverage Ratio
           ---------------------           -----------------------------------

   September 2002 through and including                1.10:1.00
              December 2002

        March 2003 and thereafter                      1.15:1.00

provided, however, that following the Permitted Disposition of the Printed
--------  -------
Office Products division, and the reduction of the Maximum PP&E Loan Amount to $0, the above minimum Fixed Charge Coverage Ratios will each be reduced by 0.05:1.00.

     Section 5.23. Adjusted Tangible Net Worth. Parent will maintain Adjusted Tangible Net Worth, determined as of the last day of each of the following fiscal months, of at least the amounts below opposite such month:

           Measurement Date                     Minimum Amount
           ----------------                     --------------

         June 2002 - August 2002                 $295,000,000
     September 2002 - November 2002              $300,000,000
     December 2002 - February 2003               $310,000,000
         March 2003 - May 2003                   $315,000,000
        June 2003 - August 2003                  $325,000,000
     September 2003 - November 2003              $335,000,000
      December 2003 and thereafter               $350,000,000

provided, however, that the foregoing Minimum Amounts shall be adjusted, by:
--------  -------
(a) increasing such amounts to reflect 100% of the net cash proceeds received by Parent from the issuance of Capital Stock since June 27, 2002, and any gains recognized by Parent or its Subsidiaries resulting from the disposition of Assets Held For Disposition or Restructuring Assets since June 27, 2002, and (b) decreasing such amounts to reflect any losses (not to exceed an aggregate amount of $32,000,000) recognized by Parent or its Subsidiaries since June 27, 2002 resulting from the disposition of Assets Held For Disposition or Restructuring Assets, and to reflect any reduction in Adjusted Tangible Net Worth resulting from a Permitted Acquisition (but only up to an aggregate amount for all Permitted Acquisitions equal to 25% of the amount received by Parent from the issuance of Capital Stock since June 27, 2002).

     Section 5.24. [not used]

     Section 5.25. Further Assurances. Parent shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Certificate Holders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Certificate Holder may, from time to time, request to carry out the terms and conditions of this Agreement and the other Operative Agreements.

SECTION 6. DEFINITIONS; ACCOUNTING PRINCIPLES.

     Section 6.1. Certain Defined Terms. The following terms have the following meanings when used in Sections 4 and 5 and this Section 6. If the Credit Agreement definition of any term specified below as being defined in the Credit Agreement contains additional capitalized terms, such additional capitalized terms for the purpose of such definition shall have the meanings specified therefor in the Credit Agreement.

     "Adjusted Tangible Net Worth" has the meaning specified in the Credit Agreement.

     "Affiliate" has the meaning specified in the Credit Agreement.

     "Agent" means, if the reference is to the transactions contemplated by the Participation Agreement, the "Agent" as defined therein or, if the reference is to the transactions contemplated by the Credit Agreement, the "Agent" as defined therein.

     "Assets Held for Disposition" has the meaning specified in the Credit Agreement.

     "Capital Stock" has the meaning specified in the Credit Agreement.

     "Credit Agreement" means the Amended and Restated Credit Agreement, dated as of June 27, 2002, among Mail-Well, certain affiliates of Mail-Well, including the Lessee, Bank of America, N.A. and the other financial institutions party thereto.

     "Credit Agreement Closing Date" means June 27, 2002.

     "Debt" has the meaning specified in the Credit Agreement.

     "Distribution" has the meaning specified in the Credit Agreement.

     "DOL" has the meaning specified in the Credit Agreement.

     "Environmental Laws" has the meaning specified in the Credit Agreement.

     "ERISA Affiliate" has the meaning specified in the Credit Agreement.

     "ERISA Event" has the meaning specified in the Credit Agreement.

     "Financial Statements" means any financial statements required to be given to the Agent, the Certificate Holders or the Lessor Trustee pursuant to the Operative Agreements.

     "Fiscal Year" has the meaning specified in the Credit Agreement.

     "Fixed Charge Coverage Ratio" has the meaning specified in the Credit Agreement.

     "GAAP" has the meaning specified in the Credit Agreement.

     "Governmental Authority" has the meaning specified in the Credit
Agreement.

     "IRS" has the meaning specified in the Credit Agreement.

     "Material Adverse Effect" means a material adverse change in or a material adverse effect upon (a) the operations, business, properties, condition (financial or otherwise) or prospects of (i) the Lessee, (ii) Parent or (iii) any of Parent's primary operating divisions (i.e., print or envelopes) taken as a whole, (b) the Equipment or the Additional Collateral;
(c) the ability of the Lessee or any Guarantor to perform under any Operative Agreement to which it is a party; or (d) the legality, validity, binding effect or enforceability against (i) the Lessee, (ii) Parent or
(iii) the other Guarantors taken as a whole, of any Operative Agreement to which it is or they are a party.

     "Maximum PP&E Loan Amount" has the meaning specified in the Credit
Agreement.

     "Permitted Acquisition" has the meaning specified in the Credit
Agreement.

     "Permitted Disposition" has the meaning specified in the Credit
Agreement.

     "Restricted Investment" has the meaning specified in the Credit
Agreement.

     "Restructuring Assets" has the meaning specified in the Credit
Agreement.

     "Subsidiary" has the meaning specified in the Credit Agreement.

     "U.S. Subsidiary" means a Subsidiary or a Wholly-Owned Subsidiary that is incorporated under the laws of any jurisdiction of the United States (including territories) or located in and a resident of the United States.

     "Wholly-Owned Subsidiary" means any corporation in which (other than directors' qualifying shares required by law) 100% of the Capital Stock of each class having ordinary voting power, and 100% of the Capital Stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Lessee, or by one or more of the other Wholly-Owned Subsidiaries, or both.

     Section 6.2. Accounting Principles.

          (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied; provided, however, that if GAAP shall have been modified after the First Closing Date and the application of such modified GAAP shall have a material effect on such financial computations (including the computations required for the purpose of determining compliance with the covenants set forth in Section 5), then such computations shall be made and such financial statements, certificates and reports shall be prepared, and all accounting terms not otherwise defined herein shall be construed, in accordance with GAAP as in effect prior to such modification, unless and until the Majority Certificate Holders and the Lessee shall have agreed upon the terms of the application of such modified GAAP.

          (b) References herein to "fiscal quarter" or "quarter" refer to such fiscal periods of Parent.

          (c)  Without limiting the generality of the preceding subsection
     (a), all pro forma financial computations required under this Agreement shall be made in accordance with the SEC Pro Forma Rules.

SECTION 7. REPRESENTATIONS AND WARRANTIES OF GUARANTORS.

     Each Guarantor hereby represents and warrants to the Lessor Trustee, the Agent and the Trust Certificate Purchasers as follows.

          (a) Such Guarantor and each of its Subsidiaries have been duly organized, are validly existing and in good standing under the laws of the jurisdiction of their formation, are duly qualified to do business as a foreign corporation or limited liability company, as the case may be, and are in good standing in all jurisdictions in which failure to be so qualified would have a Material Adverse Effect on such Guarantor's or Subsidiary's business or, in the case of such Guarantor, the performance of its obligations under this Agreement, and have full power and authority and all necessary licenses and permits to carry on their present business and operations, to own or lease their properties and, in the case of such Guarantor, to enter into and perform its obligations under this Agreement.

          (b) This Agreement has been duly authorized, executed and delivered by such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

          (c) The execution and delivery of this Agreement and compliance by such Guarantor with all of the provisions thereof do not and will not contravene any law, governmental rule or regulation or any order of any court or governmental authority or agency applicable to or binding on such Guarantor or contravene the provisions of, or constitute a default under, or result in the creation of any Lien upon the property of such Guarantor under, its articles of incorporation or by-laws, or its certificate of formation or operating agreement, as the case may be, or any indenture, mortgage, contract or other agreement or instrument to which such Guarantor is a party or by which it or any of its properties may be bound or affected.

          (d) There are no proceedings pending or, to the knowledge of such Guarantor, threatened, and to the knowledge of such Guarantor there is no existing basis for any such proceedings, against or affecting such Guarantor or any of its Subsidiaries in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, might individually or in the aggregate have a Material Adverse Effect on properties, business, profits or condition (financial or otherwise) of such Guarantor or its Subsidiaries or impair the ability of such Guarantor to perform its obligations under this Agreement. Such Guarantor is not in default with respect to any order of any court or governmental authority or arbitration board or tribunal.

          (e) Neither the nature of such Guarantor, or of any of its businesses or properties, nor any relationship between such Guarantor and any other Person, nor any circumstance in connection with the execution and delivery of this Agreement, nor the consummation by such Guarantor of any of the transactions contemplated by this Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of such Guarantor in connection with the execution, delivery and performance of this Agreement.

          (f) Neither such Guarantor nor any of its Subsidiaries is or, but for the passage of time, will be in violation in any material respect of any term of any charter instrument, by-law or other material agreement or instrument to which it is a party or by which it may be bound. Such Guarantor and each of its Subsidiaries is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, the failure to comply with which would have a Material Adverse Effect on its operations or condition, financial or otherwise, or would impair the ability of such Guarantor to perform its obligations under this Agreement, and has obtained all licenses, permits, franchises and other governmental authorizations material to the conduct of its business.

          (g) The consolidated financial statements provided to the Trust Certificate Purchasers by Mail-Well, and the related consolidated statements of income and retained earnings, were prepared in accordance with GAAP and fairly present the consolidated financial condition of Mail-Well with respect to its assets, liabilities and operations. Mail-Well has no contingent liabilities for Taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments which could have a Material Adverse Effect on it or any of its Subsidiaries. No event has caused a Material Adverse Effect on Mail-Well or any of its Subsidiaries since the date of the audited financial statements last delivered to the Trust Certificate Purchasers.

          (h)  The representations and warranties of the Lessee contained in
     Section 3.2 of the Participation Agreement are true and correct.

SECTION 8. MISCELLANEOUS.

     Section 8.1. Actions and Proceedings. Any legal action or proceeding against any Guaranty Party with respect to this Agreement or any other Operative Agreement may be brought in any court of competent jurisdiction located in Boston, Massachusetts as the Lessor Trustee, the Agent, any Certificate Holder or their respective successors and assigns, as the case may be, may elect, and by execution and delivery of this Agreement each Guaranty Party irrevocably submits to the nonexclusive jurisdiction of any such court for purposes of legal actions and proceedings hereunder and, in the case of any such legal action or proceeding brought in any such court, hereby irrevocably consents to the service of process out of any such court in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to such Guaranty Party at its address as provided in Section 8.8 hereof, or by any other means permitted by Applicable Law. If it becomes necessary for the purpose of service of process out of any such court, each Guaranty Party agrees that any of its Responsible Officers is and will be authorized to receive, for and on behalf of it, service of process in any such legal action or proceeding. To the extent permitted by law, final judgment (a certified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of each Guaranty Party to the Lessor Trustee, the Agent or any Certificate Holder, as the case may be) against such Guaranty Party in any such legal action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on an unsatisfied judgment. Each Guaranty Party hereby irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, in any legal action or proceeding brought hereunder (a) that it or any of its property is immune from the above described legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise), (b) that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Agreement or any other Operative Agreement may not be enforced in or by such court, or (c) any defense that would hinder or delay the levy, execution or collection of any amount to which any party hereto is entitled pursuant to a final judgment of any court having jurisdiction. Nothing in these provisions shall limit any right of the Lessor Trustee, the Agent or any Certificate Holder to bring actions, suits or proceedings in the courts of any other jurisdiction.

     Section 8.2. Binding Effect. This Agreement and every part hereof shall be binding upon each Guaranty Party and its successors and assigns, and shall inure to the benefit of, and to the extent provided herein shall be directly enforceable by, the Lessor Trustee, the Agent and each Certificate Holder and their respective successors and assigns.

     Section 8.3. Waivers; Cumulative Effect. A waiver by the Lessor Trustee, the Agent or any Certificate Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lessor Trustee, the Agent or such Certificate Holder would otherwise have had on any future occasion with regard to any subsequent breach. No failure to exercise nor any delay in exercising on the part of the Lessor Trustee, the Agent or any Certificate Holder any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singlely or concurrently, and are not exclusive of any rights and remedies provided by law.

Section 8.4. Amendments; Waivers.

          (a) [not used]

          (b) The covenants in Sections 5.1, 5.2, 5.3, 5.12, 5.13, 5.14,
     5.15, 5.17, 5.20, 5.22 and 5.23 shall be deemed automatically amended or waived to the extent the corresponding covenants in the Credit Agreement are amended or waived, and any related definitions set forth in Section 6, except for the definitions applicable to Sections 5.22 and 5.23, shall be deemed automatically amended to the extent the corresponding definitions in the Credit Agreement are amended, in each case in accordance with the Credit Agreement, such amendments or waivers to be effective as and when effective under the Credit Agreement; provided that (i) no such amendment or waiver shall affect any other provisions of the Operative Agreements, (ii) if the Credit Agreement is terminated, the foregoing sections and definitions shall survive for the purposes of this Agreement as they were immediately prior to such termination, (iii) the Lessor Trustee, the Agent and the Certificate Holders shall receive copies of all notices, correspondence, information and documents related to such amendments or waivers under the Credit Agreement at the time such are received by any of the parties to the Credit Agreement,

     (iv) the Certificate Holders shall receive from the Lessee fees and other consideration proportionate in amount to any fees and other consideration paid to the parties to the Credit Agreement as to such amendment or waiver (such fees and other consideration paid to the Certificate Holders shall be in the same proportion to the then outstanding Lease Balance as the proportion of such fees and consideration paid with respect to the amendment or waiver as to the Credit Agreement bear to the aggregate of outstanding principal and available credit under such agreement) and (v) no amendment or waiver under the Credit Agreement shall waive or reduce the applicable Minimum Fixed Charge Coverage Ratio in Section 5.22 or the applicable Minimum Adjusted Tangible Net Worth in Section 5.23 below the minimums specified in this Agreement as of the date of this Agreement.

     Section 8.5. Section Headings. The section headings in this Agreement are for convenience of reference only and shall neither be deemed to be a part of this Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Agreement.

     Section 8.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or any provision in any other Operative Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 8.7. Survival of Representations and Warranties. All warranties, representations and covenants made by any Guaranty Party herein, in any other Operative Agreement or in any certificate or other instrument delivered on the Closing Date by it or on its behalf under this Agreement or any of the other Operative Agreements have been relied upon by the Lessor Trustee, the Agent and each Certificate Holder, regardless of any investigation made by the Lessor Trustee, the Agent or such Certificate Holder or on their behalf, and shall survive the execution and delivery of this Agreement. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guaranty Party hereunder. Except for the warranties, representations and covenants referred to above, no Guaranty Party has made any further or other warranties, representations or covenants upon which any of the parties has relied upon in entering into the transactions contemplated by the Operative Agreements.

     Section 8.8. Notices. All communications and notices required or permitted hereunder shall be given in the manner specified in Section 10.2 of the Participation Agreement and, if to any Guarantor, to such Guarantor at 8310 South Valley Highway, Suite 400, Englewood, Colorado 80112, Attention:
President, Telecopy: 303-397-7400, or such other address as such Guarantor may designate by notice to the other parties duly given in accordance with this Section.

     Section 8.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 8.10. Further Assurances. Each Guaranty Party hereby agrees to execute and deliver all such instruments and take all such action as the Lessor Trustee or any Certificate Holder may from time to time reasonably request in order to fulfill the purposes of this Agreement.

     Section 8.11. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING ITS CHOICE-OF-LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year set forth above.

     GUARANTORS
                                        MAIL-WELL, INC.


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


                                        ABP BOOKS, INC.


                                        By
                                           -----------------------------------

                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


                                        DISCOUNT LABELS, INC.


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


                                        HILL GRAPHICS, INC.


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


                                        MAIL-WELL COMMERCIAL PRINTING, INC.


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


               [Second Amended & Restated Guaranty Agreement]

     GUARANTORS
                                        MAIL-WELL GOVERNMENT PRINTING, INC.


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


                                        MAIL-WELL MEXICO HOLDINGS, INC.


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


                                        MAIL-WELL SERVICES, INC.


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


                                        MAIL-WELL TEXAS FINANCE LP


                                        By: MAIL-WELL I CORPORATION,
                                            its General Partner


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


                                        MAIL-WELL WEST, INC.


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


               [Second Amended & Restated Guaranty Agreement]

     GUARANTORS


                                        MMTP HOLDINGS, INC.


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


                                        NATIONAL GRAPHICS COMPANY


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


                                        POSER BUSINESS FORMS, INC.


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


                                        WISCO III, L.L.C.


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


               [Second Amended & Restated Guaranty Agreement]

     LESSEE


                                        MAIL-WELL I CORPORATION


                                        By
                                           -----------------------------------
                                                ROBERT MEYER
                                           Its: VICE PRESIDENT-TREASURER & TAX


               [Second Amended & Restated Guaranty Agreement]

     AGENT


                                        FLEET CAPITAL CORPORATION


                                        By
                                           -----------------------------------
                                           Peter Salvadore
                                           Vice President


               [Second Amended & Restated Guaranty Agreement]

TRUST CERTIFICATE PURCHASER


                                        FLEET NATIONAL BANK


                                        By
                                           -----------------------------------
                                           Edward W. O'Brien
                                           Banking Officer


               [Second Amended & Restated Guaranty Agreement]

     TRUST CERTIFICATE PURCHASER


                                        ORIX FINANCIAL SERVICES, INC.


                                        By
                                           -----------------------------------
                                           Mark Kassis
                                           Senior Vice President


               [Second Amended & Restated Guaranty Agreement]

     TRUST CERTIFICATE PURCHASER


                                        U.S. BANK, NATIONAL ASSOCIATION


                                        By
                                           -----------------------------------
                                           Its:


               [Second Amended & Restated Guaranty Agreement]

     LESSOR TRUSTEE


                                        WELLS FARGO BANK NORTHWEST, NATIONAL
                                        ASSOCIATION, as trustee under
                                        MW 1997-1 Trust, as Lessor Trustee


                                        By
                                           -----------------------------------
                                                C. SCOTT NIELSEN
                                           Its: VICE PRESIDENT


               [Second Amended & Restated Guaranty Agreement]